NPC International, Inc.
                720 West 20th Street
              Pittsburg, Kansas  66762


December 23, 1994

The Prudential Insurance Company
  of America
c/o Prudential Capital Group
1201 Elm St., Suite 4900
Dallas, Texas 75270

              Fourth Amendment to 1990 Agreement;
            Third Amendment to 1991 Agreement; and
       First Amendment to Master Shelf Agreement herein


Ladies and Gentlemen:

      We refer to (1) the Note Agreement, dated as of January 25, 1990 (as previously amended, the "1990 Agreement"), between NPC International, Inc., formerly known as National Pizza Company (the "Company"), and The Prudential Insurance Company of America ("Prudential"), pursuant to which the Company issued and sold to Prudential, and Prudential purchased, the Company's 9.03% Notes due January 25, 1995 (the "1990 Notes") in the aggregate principal amount of $35,000,000, (2) the Note Agreement dated as of March 13, 1991 (as previously amended, the "1991 Agreement") between the Company and Prudential pursuant to which the Company issued and sold to Prudential, and Prudential purchased, the Company's 8.49% Notes due March 13, 1996 (the "1991 Notes") in the aggregate principal amount of $20,000,000 and (3) the Master Shelf Agreement dated as of June 9, 1994 (the "Shelf Agreement"), between the Company and Prudential pursuant to which the Company may issue, and Prudential may purchase, notes (the "Shelf Notes") in the aggregate principal amount of up to $20,000,000. The 1990 Agreement, 1991 Agreement and Shelf Agreement are collectively referred to as the "Existing Agreements" and the 1990 Notes, 1991 Notes and Shelf Notes are collectively referred to as the "Existing Notes". Unless otherwise defined herein, the terms defined in the Shelf Agreement shall be used herein as therein defined.


    As provided by clause (b) of paragraph 6C(9) of each of the Existing Agreements, the Company has advised you that none of the Company nor any of its Subsidiaries is a party to, nor bound by or obligated under, any agreement (other than the Existing Agreements) creating or evidencing any Debt of the Company or any Subsidiary or any agreement executed and delivered in connection with Debt of the Company or any Subsidiary which contains an Intangible Asset Covenant. You have indicated your willingness to execute a letter amendment evidencing the automatic amendment deleting clause (a) of paragraph 6C(9) from each of the Existing Agreements, as provided by clause (b) of paragraph 6C(9). Accordingly, it is hereby agreed by you and us as follows:

    As provided by paragraph 6C(9)(b), the Existing Agreements are, effective the date first above written and subject to paragraph 6C(9)(c), hereby amended by deleting paragraph
6C(9)(a) in full.

    On and after the effective date of this letter amendment, each reference in each of the Existing Agreements to "this Agreement", "hereunder", "hereof", or words of like import referring to such Existing Agreement, and each reference in the Existing Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the respective Existing Agreement, shall mean such Existing Agreement as amended by this letter amendment. Each Existing Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under any Existing Agreement nor constitute a waiver of any provision of any Existing Agreement.

    This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

    If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to NPC International, Inc., 720 West 20th Street, Pittsburg, Kansas 66762, Attention of James K. Schwartz. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and you.

                                  Very truly yours,

                                  NPC International, Inc


                                  By
                                       Title:
Agreed as of the date
    first above written:

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA



By
  Vice President